UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2012

JBI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
20 Iroquois Street, Niagara Falls, NY		14303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 278-0015

1783 Allanport Road,
Thorold Ontario L0S 1K0

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On October  18, 2012, JBI, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (each an “Amended Agreement”) in the forms attached as Exhibits 10.1, 10.2 and 10.3, respectively, with each of Kevin Rauber, the Company’s Chief Executive Officer and President, Matthew Ingham, the Company’s Chief Financial Officer, and Tony Bogolin, the Company’s Chief Operating Officer, principally in order to (i) address certain tax considerations relating to  Section 409A of the Internal Revenue Code of 1986, as amended and (ii) conform the terms of the option grant provision therein with the terms of the Company’s 2012 Long-Term Incentive Plan (the “Plan”) by providing for an option expiration date on the earlier of (a) ten (10) years from the date immediately preceding the date on which the options were granted, or (b) seven years from the applicable date of vesting.

In addition, on October 18, 2012, the Company also entered into an Incentive Stock Option Agreement (the “Grant Agreement”) in the form attached as Exhibit 10.4 with each of the officers named above to effectuate the option grants described in their respective Amended Agreement.

The Plan was previously approved by the board of directors and stockholders of the Company and its material terms are described in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on June 20, 2012, which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the actual  terms of the Plan,  which is attached as Appendix A to the Proxy Statement.

The foregoing summary descriptions of the Amended Agreements and the form of Grant Agreement are qualified in their entirety by the agreements themselves, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated October 18, 2012, by and between the Company and Kevin Rauber.
10.2	Amended and Restated Employment Agreement, dated October 18, 2012, by and between the Company and Matthew Ingham.
10.3	Amended and Restated Employment Agreement, dated October 18, 2012, by and between the Company and Tony Bogolin.
10.4	Form of Incentive Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

October 19, 2012	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated October 18, 2012, by and between the Company and Kevin Rauber.
10.2	Amended and Restated Employment Agreement, dated October 18, 2012, by and between the Company and Matthew Ingham.
10.3	Amended and Restated Employment Agreement, dated October 18, 2012, by and between the Company and Tony Bogolin.
10.4	Form of Incentive Stock Option Agreement.